LONG-TERM BANK LOANS	12 Months Ended
Dec. 31, 2021
LONG-TERM BANK LOANS
LONG-TERM BANK LOANS

NOTE 10:-   LONG-TERM BANK LOANS

In December 2015, the Company entered into loan agreements with an Israeli commercial bank that provided loans in the total principal amounts of $3,000 and Euro 3,000 (the “2015 Loans”). Certain amounts of the 2015 Loans were required to be maintained as a compensating bank deposit that decreased as the loans are repaid. The loans bore interest at LIBOR plus 1% to 2.5% and were payable in 20 equal quarterly installments through December 2020.

In December 2016, the Company entered into loan agreements with an Israeli commercial bank that provided loans in the total principal amount of $6,000 (the “2016 Loans”). Certain amounts of the 2016 Loans were required to be maintained as a compensating bank deposit that decreased over the repayment period of the loans. The loans bore interest at LIBOR plus 1.1% to 2.5% and were payable in 20 equal quarterly installments through December 2021.

As of December 31, 2020, the banks had a lien on the Company’s assets that secure the 2016 Loans and the Company was required to maintain a total of $600, in compensating balances with the banks.

As of December 31, 2020, the compensating balances were included in short-term and restricted bank deposits in the amount $600. The amount of the compensating balances that were required decreased as the loans were repaid. The agreements with respect to the 2015 Loans and the 2016 Loans required the Company, among other things, to meet certain financial covenants such as maintaining shareholders’ equity, cash balances, and liabilities to banks at specified levels, as well as achieving certain levels of operating income.

As of December 31, 2021, all of the loans were fully repaid.